SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 27, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2000, providing for the issuance of
               Structured Asset Securities Corporation Mortgage
                   Pass-Through Certificates, Series 2000-4)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                 333-35026-04             74-2440850
----------------------------       ------------         -------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
      Of Incorporation)             File Number)        Identification No.)



      200 Vesey Street
      New York, New York                                        10285
-------------------------------                               ---------
(Address of Principal Executive                               (Zip Code)
           Offices)


      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2000-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $690,484,171 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-AP, Class 3-A1, Class 3-AP, Class 3-AX, Class AX, Class B1, Class B2, Class BX, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-4 on October 27, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 23, 2000, as supplemented by the Prospectus Supplement dated October 23, 2000 (the "Prospectus Supplement"), to file a copy of Amendment No. 1 (as defined below) to the Trust Agreement (as defined below) filed hereto as Exhibit 99.1.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of October 1, 2000, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, N.A, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-AP, Class 3-A1, Class 3-AP, Class 3-AX, Class AX, Class B1, Class B2, Class BX, Class B3, Class B4, Class B5, Class B6 and Class R.

     Amendment No. 1 to the Trust Agreement, dated as of February 1, 2001 ("Amendment No. 1"), among the Depositor, the Seller, the Trustee and the Master Servicer, amends the Trust Agreement to permit Class B4, Class B5 and Class B6 to be issued pursuant to Regulation S of the Act.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

         99.1 Amendment No. 1 to the Trust Agreement, dated as of February 1, 2001, among Structured Asset Securities Corporation, as depositor , Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, N.A, as trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STRUCTURED ASSET SECURITIES
                                               CORPORATION



                                          By:  /s/ Ellen V. Kiernan
                                               -------------------------
                                               Name:   Ellen V. Kiernan
                                               Title:  Vice President




Dated:  March 6, 2000

                                 EXHIBIT INDEX



Exhibit No.      Description                                     Page No.
-----------      -----------                                     --------

99.1             Amendment No. 1 to the Trust Agreement